UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 25, 2012

Precision Aerospace Components, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30185	20-4763096
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2200 Arthur Kill Road Staten Island, NY	10309-1202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (718) 356-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 25, 2012, Precision Aerospace Components, Inc. (the “Company”) acquired the assets of Fastener Distribution and Marketing Company, Inc., which included its Aero-Missile Components, Inc. and Creative Assembly Systems, Inc. subsidiaries for $9,286,389.05.  The Company completed the acquisition by entering into an Asset Purchase Agreement (the “Purchase Agreement”), dated as of the 25th day of May, 2012, by and among Fastener Distribution and Marketing Company, Inc., Aero-Missile Components, Inc.., Creative Assembly Systems, Inc., Precision Aerospace Components, Inc., APACE Acquisition I, Inc., and Apace Acquisition II, Inc., and by entering into appropriate bills of sale, and other agreements to support the transaction. The Company recapitalized its existing debt and paid for the acquisition with a new credit facility consisting of a $2.5 million term loan and a $10 million revolving loan.  The Company established the new credit facility by entering into a Loan and Security Agreement (the “Credit Agreement”) among Precision Aerospace Components, Inc., Freundlich Supply Company, Inc. (“Freundlich”), Tiger-Tight Corp., APACE Acquisition I, Inc., and Apace Acquisition II, Inc., the lenders from time to time party to the Agreement  and Newstar Business Credit, LLC, as administrative agent, dated as of May 25,2012,  pursuant to which the Lenders: (i) made a term loan in the original principal amount of $2,500,000 to the Company (the “Term Loan”) and (ii) established a revolving credit facility in an aggregate principal amount of up to $10,000,000 in favor of the Company, all as more fully described in the Credit Agreement.

On May 25, 2012, the Company used the proceeds of the Term Loan and an initial $6,346,843.54 advance under the Revolving Loan to (i) fund the acquisition of the assets of the Sellers and other amounts owing pursuant to the Purchase Agreement or in connection with the acquisition of the assets of the Sellers; (ii) pay off the outstanding obligations of Freundlich and Guaranteed by the Company under that certain Line of Credit Letter and Demand Promissory Note, each dated June 9, 2011, as amended, by and among Freundlich the Company, and Israel Discount Bank and Guaranteed by the Company; and (iii) pay certain transaction fees and expenses in connection with the acquisition of the assets and the Loan and Security Agreement.  Borrowings under the revolving loan may also be used to finance capital expenditures and for working capital and other general corporate purposes.

Borrowings under the Credit Agreement bear interest, at the Company’s election, at a rate tied to one of the following rates, in each case plus a specified margin: (i) the prime lending rate, but not less than 3.25%, or (ii) adjusted one-month LIBOR plus 1.5%.  The interest margin for each such type of borrowing varies from 1.50% to 7.60%, depending on the Company’s Fixed Charge Coverage Ratio.

The principal amount of the Term Loan will be due and payable in 24 monthly installments of $104,166.67, beginning on June 1, 2013, subject to acceleration upon an event of default. The outstanding principal amount of any borrowings under the Revolving Loan will be due and payable on May 25, 2016, subject to an earlier maturity date upon an event of default.

The Credit Agreement contains usual and customary covenants for financings of this type, including, among other things: (i) requirements to deliver financial statements, other reports and notices; (ii) restrictions on indebtedness; (iii) restrictions on dividends, distributions and redemptions of equity and repayment of subordinated indebtedness; (iv) restrictions on liens; (v) restrictions on making certain payments; (vi) restrictions on investments; (vii) restrictions on asset dispositions and other fundamental changes; and (viii) restrictions on transactions with affiliates.

The Credit Agreement contains certain financial covenants, including, among other things: (i) a maximum leverage ratio; (ii) a minimum fixed charge coverage ratio; and (iii) a required minimum consolidated adjusted EBITDA.

The obligations of the Company and its subsidiaries under the Credit Agreement are secured by liens on and security interests in all or substantially all assets of the Company and its subsidiaries, including a pledge of 100% of the subsidiaries of the Company.

The foregoing descriptions of the Asset Purchase Agreement, and the Loan and Security Agreement, do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of such documents, which are attached as Exhibit 10.1, and Exhibit 10.2 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On May 25, 2012, the Company paid off the outstanding obligations of Freundlich and Guaranteed by the Company under that certain Line of Credit Letter and Demand Promissory Note, each dated June 9, 2011, as amended, by and among Freundlich the Company, and Israel Discount Bank and Guaranteed by the Company.  Line of Credit Letter and Demand Promissory Note were filed with the Company’s 10Q for the quarter ended June 30, 2011, filed on Aug 15, 2011.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

See the information set forth in Item 1.01 to this Current Report on Form 8-K.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See the information set forth in Item 1.01 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

The Company will amend this Current Report on Form 8-K not later than 71 calendar days after the date that this Current Report on Form 8-K to provide the required financial statements.

(d)	Exhibits.

Exhibit
Number	Description

10.1
Asset Purchase Agreement, dated as of the 25th day of May, 2012, by and among Fastener Distribution and Marketing Company, Inc., Aero-Missile Components, Inc., Creative Assembly Systems, Inc., Precision Aerospace Components, Inc., APACE Acquisition I, Inc., and Apace Acquisition II, Inc.

10.2
Loan and Security Agreement, dated as of May 25,2012, among Precision Aerospace Components, Inc., Freundlich Supply Company, Inc. (“Freundlich”), Tiger-Tight Corp., APACE Acquisition I, Inc., and Apace Acquisition II, Inc., the lenders from time to time party to the Agreement and Newstar Business Credit, LLC, as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Aerospace Components, Inc.

Date: May 30, 2012	By:	/s/ Andrew S. Prince
Andrew S. Prince
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1
Asset Purchase Agreement, dated as of the 25th day of May, 2012, by and among Fastener Distribution and Marketing Company, Inc., Aero-Missile Components, Inc.., Creative Assembly Systems, Inc., Precision Aerospace Components, Inc., APACE Acquisition I, Inc., and Apace Acquisition II, Inc.

10.2
Loan and Security Agreement, dated as of May 25, 2012, among Precision Aerospace Components, Inc., Freundlich Supply Company, Inc. (“Freundlich”), Tiger-Tight Corp., APACE Acquisition I, Inc., and Apace Acquisition II, Inc., the lenders from time to time party to the Agreement and Newstar Business Credit, LLC, as administrative agent.